                                                                    EXHIBIT 10.3

================================================================================



                          Transfer and Sale Agreement


                                  by and among

                            Heller Financial, Inc.,
                           as Seller and as Servicer

                        Heller Financial Leasing, Inc.,
                                   as Seller


                                      and


                          Heller  Funding Corporation
                                  as Purchaser



                         Dated as of August [__], 1997



================================================================================

                               TABLE OF CONTENTS


ARTICLE I
     DEFINITIONS.................................................................................................... 1

ARTICLE II

     TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT................................................................. 1
     Section 2.01.  Closing......................................................................................... 1
     Section 2.02.  Conditions to the Closing....................................................................... 2
     Section 2.03.  Assignment of Agreement......................................................................... 3
     Section 2.04.  Conveyance of Subsequent Contracts.............................................................. 3
     Section 2.05.  Release of Excluded Amounts..................................................................... 4

ARTICLE III

     REPRESENTATIONS AND WARRANTIES................................................................................. 4
     Section 3.01.  Representations and Warranties Regarding the Sellers............................................ 5
     Section 3.02.  Representations and Warranties Regarding Each Contract.......................................... 5
     Section 3.03.  Representations and Warranties Regarding the Initial Contracts in the Aggregate................. 6
     Section 3.04.  Representations and Warranties Regarding the Contract Files..................................... 6
     Section 3.05.  Representations and Warranties Regarding Concentrations of Initial Contracts.................... 6

ARTICLE IV

     PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS.................................................... 7
     Section 4.01.  Custody of Contracts............................................................................ 7
     Section 4.02.  Filing.......................................................................................... 7
     Section 4.03.  Name Change or Relocation....................................................................... 7
     Section 4.04.  Chief Executive Office.......................................................................... 7
     Section 4.05.  Costs and Expenses.............................................................................. 7
     Section 4.06.  Sale Treatment.................................................................................. 7

ARTICLE V

     REMEDIES UPON MISREPRESENTATION................................................................................ 8
     Section 5.01.  Repurchases and Substitutions of Contracts for Breach of Representations and
                    Warranties...................................................................................... 8
     Section 5.02.  Sellers' Repurchase Option...................................................................... 8
     Section 5.03.  Reassignment of Repurchased or Substituted Contracts............................................ 8

ARTICLE VI

     INDEMNITIES.................................................................................................... 8
     Section 6.01.  Sellers Indemnification......................................................................... 8
     Section 6.02.  Liabilities to Obligors......................................................................... 9
     Section 6.03.  Tax Indemnification............................................................................. 9
     Section 6.04.  Adjustments..................................................................................... 9
     Section 6.05.  Operation of Indemnities........................................................................ 9

ARTICLE VII


     MISCELLANEOUS.................................................................................................  9
     Section 7.01.  Prohibited Transactions with Respect to the Trust..............................................  9
     Section 7.02.  Merger or Consolidation........................................................................ 10
     Section 7.03.  Termination.................................................................................... 10
     Section 7.04.  Assignment or Delegation by the Sellers........................................................ 10
     Section 7.05.  Amendment...................................................................................... 10
     Section 7.06.  Notices........................................................................................ 11
     Section 7.07.  Merger and Integration......................................................................... 12
     Section 7.08.  Headings....................................................................................... 12
     Section 7.09.  Governing Law.................................................................................. 12
     Section 7.10.  No Bankruptcy Petition......................................................................... 12

EXHIBITS
--------

     Exhibit A      Form of Assignment
     Exhibit B      Form of Subsequent Purchase Agreement

     This TRANSFER AND SALE AGREEMENT, dated as of August [__], 1997, is made by and among Heller Financial, Inc., a Delaware corporation, as a seller hereunder (together with its successors and assigns "Heller Financial"), Heller Financial Leasing, Inc. ("Heller Leasing" and together with Heller Financial, the "Sellers") and Heller Funding Corporation, a Delaware corporation and wholly-owned subsidiary of Heller Financial (together with its successors and assigns, the "Trust Depositor"), as purchaser hereunder.

     WHEREAS, in the regular course of their business, the Sellers originate and purchase Contracts.

     WHEREAS, the Sellers and Trust Depositor wish to set forth the terms and conditions pursuant to which Trust Depositor will acquire Initial Contracts on the Closing Date, and may acquire from time to time thereafter certain Subsequent Contracts (such Initial Contracts and Subsequent Contracts, together with certain related property as more fully described herein, being the Contract Assets as defined below; and

     WHEREAS, Trust Depositor intends concurrently with each transfer of Contract Assets hereunder to convey all right, title and interest in such Contract Assets to Heller Equipment Asset Receivables Trust 1997-1 (the "Trust") pursuant to the Sale and Servicing Agreement dated as of August 1, 1997 by and among Trust Depositor, Heller Financial, as Servicer, and Heller Equipment Asset Receivables Trust 1997-1, as issuer (the "Issuer") (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), executed concurrently herewith;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Sellers and the Trust Depositor agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. General. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in the Sale and Servicing Agreement.

                                  ARTICLE II

                TRANSFER OF CONTRACTS; ASSIGNMENT OF AGREEMENT

      Section 2.01. Closing. Subject to and upon the terms and conditions set forth in this Agreement, the Sellers hereby sell, transfer, assign, set over and otherwise convey to Trust Depositor, in consideration of Trust Depositor's
payment of $[         ] in cash as the purchase price therefor, all the right,
title and interest of the Sellers in and to (items (i)-(vi) below, being collectively referred to herein as the "Contract Assets"):

          (i) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts, and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

          (iii)  the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements with the related Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)    all Insurance Proceeds with respect to each such Contract; and

          (vi)   all income from and proceeds of the foregoing;

provided, that Contract Assets shall not include any Residual Investment.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of any obligation of the Sellers in connection with the Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, or any other Person in respect of services not financed by the Sellers, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder. Although the Sellers and the Trust Depositor agree that any such transfer is intended to be a sale of ownership of the Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event such transfer is deemed to be of a mere security interest to secure indebtedness, the Sellers shall be deemed to have granted Trust Depositor a perfected first priority security interest in such Contract Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, the Sale and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, Trust Depositor may, to secure Trust Depositor's own borrowing under the Sale and Servicing Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Contract Assets pledged to Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from the Sellers. The Sellers waive, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

     Section 2.02. Conditions to the Closing. On or before the Closing Date, the Sellers shall deliver or cause to be delivered to Trust Depositor each of the documents, certificates and other items as follows:

    (a) The List of Contracts, certified by the Chairman of the Board, President or any Vice President of the respective Seller together with an Assignment substantially in the form attached as Exhibit A hereto.

    (b) A certificate of an officer of each respective Seller substantially in the form of Exhibit C-2 to the Sale and Servicing Agreement.

    (c) An opinion of counsel for the Sellers substantially in the form of Exhibit D to the Sale and Servicing Agreement.

    (d) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to Trust Depositor and the Issuer and the Trustees and stating that such firm has reviewed a sample of the Contracts and performed specific procedures for such sample with respect to certain contract terms and identifying those Contracts which do not so conform.

    (e) Copies of resolutions of the Board of Directors of the respective Seller or of the Executive Committee of the Board of Directors of the respective Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the Secretary or an Assistant Secretary of the respective Seller.

    (f) Officially certified recent evidence of due incorporation and good standing of the Sellers under the laws of Delaware.

     (g) An Officer's Certificate from the respective Seller confirming that the respective Seller's compliance officer has reviewed the original of each Contract and each related Contract File, that each Contract and related Contract File conforms in all material respects with the List of Contracts and each such Contract File is complete, that each document required be an original, and that the face of each original Contract has been stamped with the following notation:

          "This Contract is subject to a security interest granted to [     ] as
          Owner Trustee for the Heller Equipment Asset Receivables Trust 1997-1. UCC-1 Financing Statements covering this Contract have been filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Illinois. Such lien will be released only in connection with appropriate filings in such offices. Consequently, potential purchasers of this Contract must refer to such filings to determine whether such lien has been released."

     (h) The documents, certificates and other items described in Section 2.02 of the Sale and Servicing Agreement, to the extent not already described above.

     Section 2.03. Assignment of Agreement. Trust Depositor has the right to assign its interest under this Agreement to the Issuer and Owner Trustee as may be required to effect the purposes of the Sale and Servicing Agreement, without further notice to, or consent of, the Sellers, and the Issuer and the Trustees shall succeed to such of the rights of Trust Depositor hereunder as shall be so assigned. The Sellers acknowledge that, pursuant to the Sale and Servicing Agreement, Trust Depositor will assign all of its right, title and interest in and to the Contract Assets and its right to exercise the remedies created by
Section 5.01 hereof for breaches of representations and warranties of the Sellers contained in Sections 3.01, 3.02, 3.03, 3.04 and 3.05 hereof to the Issuer and the Trustees for the benefit of the Noteholders and Certificateholders. The Sellers agree that, upon such assignment to the Issuer and the Trustees, such representations will run to and be for the benefit of the Issuer and the Trustees and the Issuer and the Trustees may enforce directly without joinder of Trust Depositor, the repurchase obligations of the Sellers set forth herein with respect to breaches of such representations and warranties as set forth herein and in Section 7.06 of the Sale and Servicing Agreement.

     Section 2.04. Conveyance of Subsequent Contracts. (a) Subject to the satisfaction of the conditions set forth in section 2.04(b) of the Sale and Servicing Agreement, the Sellers may at their option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to the Trust Depositor (by delivery of an executed Subsequent Purchase Agreement substantially in the form attached as Exhibit B hereto), without recourse other than as expressly provided herein and therein (and the Trust Depositor shall be required to purchase, either through payment by delivery of a cash purchase price in the amount of the prepayment proceeds received by the Trust and released to the Trust Depositor on the Subsequent Transfer Date, in the case of a Subsequent Contract which is an Additional Contract, or through payment by exchange of one or more related Contracts released by the Trust to the Trust Depositor on the Subsequent Transfer Date, in the case of a Subsequent Contract which is a Substitute Contract) all the right, title and interest of the Sellers in and to (the property in clauses (i)-(vi) below, upon such transfer, becoming part of the "Contract Assets"):

          (i) the Subsequent Contracts identified in the related Addition Notice, and all monies due or to become due in payment of such Contracts on and after the related Subsequent Cutoff Dates, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;

          (ii) the Equipment related to such Contracts and, in the case of any Vendor Loan, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release herein of Excluded Amounts);

          (iii)  the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements with the related Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)    all Insurance Proceeds with respect to each such Contract; and

          (vi)   all income from and proceeds of the foregoing;

provided, that such Contract Assets shall in no case include any Residual Investment.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust Depositor of any obligation of the Sellers in connection with the Contract Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or End-User, or any other Person in respect of services not financed by the Sellers, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Contract at the time such Contract is sold hereunder. Although the Sellers and the Trust Depositor agree that any such transfer is intended to be a sale of ownership of the Contract Assets, rather than the mere granting of a security interest to secure a borrowing, in the event such transfer is deemed to be of a mere security interest to secure indebtedness, the Sellers shall be deemed to have granted Trust Depositor a perfected first priority security interest in such Contract Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests represented by the Securities, in the order and priorities, and subject to the other terms and conditions of, the Sale and Servicing Agreement, the Indenture and the Trust Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, Trust Depositor may, to secure Trust Depositor's own borrowing under the Sale and Servicing Agreement (to the extent that the transfer of the Contract Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Contract Assets pledged to Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from the Sellers. The Sellers waive, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

     Section 2.05. Release of Excluded Amounts. Immediately upon the release to the Trust Depositor by the Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement, of Excluded Amounts, the Trust Depositor hereby irrevocably agrees to release to the Sellers such Excluded Amounts, which release shall be automatic and shall require no further act by the Trust Depositor, provided, that the Trust Depositor shall execute and deliver such instruments of release and assignment, or otherwise confirming the foregoing release of any Excluded Amounts, as may be reasonably requested by the Sellers.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     The Sellers jointly and severally make, and upon execution of each Subsequent Purchase Agreement are jointly and severally deemed to remake, the following representations and warranties, on which Trust Depositor will rely in purchasing the Contract Assets on the Closing Date (and on any Subsequent Transfer Date) and concurrently reconveying the same to the Trust, and on which the Trust, the Noteholders and Certificateholders will rely under the Sale and Servicing Agreement. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Contracts to the Trust. The repurchase obligation or substitution obligation of the Sellers set forth in Section 5.01 below and in Section 7.06 of the Sale and Servicing Agreement constitutes the sole remedy available for a breach of a representation or warranty of the Sellers set forth in Sections 3.02, 3.03, 3.04 or 3.05 of this Agreement. Notwithstanding the foregoing, the Sellers shall not be deemed to be remaking any of the representations set forth in Section 3.03 or
3.05 on a Subsequent Transfer Date with respect to the Subsequent Contracts, as such representations relate solely to the composition of the Initial Contracts conveyed on the Closing Date, provided, that any inaccurate representation as to concentrations contained in any Addition Notice shall be subject to the same remedies hereunder as if such representation were made under Section 3.05 on the Closing Date with respect to an Initial Contract.

     Section 3.01. Representations and Warranties Regarding the Sellers. Each Seller jointly and severally represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, as applicable), that:

     (a) Organization and Good Standing. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Each Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of each Seller or Trust Depositor. Each Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms of the Sale and Servicing Agreement.

     (b) Authorization; Binding Obligation. Each Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the respective Seller is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the respective Seller is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the respective Seller is a party. This Agreement and the other Transaction Documents to which the respective Seller is a party constitute the legal, valid and binding obligation of each Seller is enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

     (c) No Consent Required. Each Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the respective Seller is a party.

     (d) No Violations. Each Seller's execution, delivery and performance of this Agreement and the other Transaction Documents to which the respective Seller is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of the respective Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the respective Seller is a party or by which the respective Seller or any of the Seller's properties may be bound.

     (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of a Seller threatened, against a Seller or any of its respective properties or with respect to this Agreement or any other Transaction Document to which the respective Seller is a party which, if adversely determined, would in the opinion of the respective Seller has a material adverse effect on the business, properties, assets or condition (financial or other) of a Seller or the transactions contemplated by this Agreement or any other Transaction Document to which the respective Seller is a party.

     (f) Place of Business; No Changes. Each Seller's sole place of business or chief executive office (within the meaning of Article 9 of the UCC) is as set forth in Section 7.06 below and each location where a Seller maintains custody of Contract Files is reflected in the definition of UCC Filing Location. Each Seller has not changed its name whether by amendment of its Certificate of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date (or Subsequent Transfer Date, as applicable).

     Section 3.02. Representations and Warranties Regarding Each Contract. Each Seller jointly and severally represents and warrants as to each Contract as of the execution and delivery of this Agreement and as of the Closing Date, and as of each Subsequent Transfer Date with respect to each Subsequent Contract, that:

     (a) List of Contracts. The information set forth in the List of Contracts is true, complete and correct as of the applicable Cutoff Date.

     (b) Eligible Contract. Such Contract satisfies the criteria for the definition of Eligible Contract set forth in the Sale and Servicing Agreement as of the date of its conveyance hereunder.

     Section 3.03. Representations and Warranties Regarding the Initial Contracts in the Aggregate. Each Seller jointly and severally represents and warrants, as of the execution and delivery of this Agreement and as of the Closing Date, that:

     (a) Amounts. The ADCB of the Contracts as of the Initial Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes and Class D Notes on the Closing Date.

     (b) Characteristics. The Initial Contracts have the following characteristics: (i) no Contract has a remaining maturity of more than [__] months; and (ii) the final scheduled Distribution Date on the Contract with the latest maturity is not later than [________]. Approximately [___]% of the ADCB of the Contracts as of the Initial Cutoff Date is attributable to the financing of new Equipment and approximately [___]% of such ADCB is attributable to the financing of used Equipment. No Contract was originated after the Initial Cutoff Date. The first payment on each Contract is due on or before [____], 1997.

     (c) No "True Leases". In the Sellers' reasonable judgment, no Initial Contract constituting a Lease is a "true lease" as distinguished from a financing lease.

     Section 3.04. Representations and Warranties Regarding the Contract Files. Each Seller jointly and severally represents and warrants as of the execution and delivery of this Agreement and as of the Closing Date (or Subsequent Transfer Date, with respect to Subsequent Contracts), that (i) immediately prior to such date (as applicable), each Seller will have possession of each original Contract and the related complete Contract File, and there are and there will be no other custodial agreements relating to the same in effect; (ii) each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; (iii) all blanks on any form have been properly filled in and each form has otherwise been correctly prepared; and (iv) the complete Contract File for each Contract currently is in the possession of the Servicer.

     Section 3.05. Representations and Warranties Regarding Concentrations of Initial Contracts. Each Seller represents and warrants as of the Closing Date, as to the composition of the Initial Contracts in the Contract Pool as of the Initial Cutoff Date, that:

     (i)   the ADCB of all End-User Contracts with Obligors that are
           governmental entities or municipalities does not exceed [   ]% of the
           ADCB of the Contract Pool;

     (ii) the ADCB of all End-User Contracts which finance, lease or are related to Software will not exceed 5.46% of the ADCB of the Contract Pool;

     (iii) the ADCB of all End-User Contracts with Obligors who comprise the ten
           (10) largest Obligors (measured by ADCB as of the date of determination) does not exceed 23.09% of the ADCB of the Contract Pool;

     (iv) the ADCB of all End-User Contracts with Obligors who comprise the twenty (20) largest Obligors (measured by ADCB as of the date of determination) does not exceed [24.59]% of the ADCB of the Contract Pool;

     (v)   [the ADCB of all End-User Contracts related to a single Vendor, or
           representing a Vendor Loan of such Vendor, does not exceed [   ]% of
           the ADCB of the Contract Pool;] and

     (vi) the ADCB of all End-User Contracts with Obligors located in a single State of the United States does not exceed 18.65% of the ADCB of the Contract Pool.

                                   ARTICLE IV

          PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

     Section 4.01. Custody of Contracts. Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of the Owner Trustee as the owner thereof. The Sellers agree to cooperate with the Servicer in its efforts to comply with all its obligations under the Sale and Servicing Agreement in respect of the Contract Assets, and acknowledge and consent to the transactions contemplated therein.

     Section 4.02. Filing. On or prior to the Closing Date, the Sellers shall cause the UCC financing statement(s) referred to in Section 2.02(g) hereof and in Section 2.02(h) of the Sale and Servicing Agreement to be filed and from time to time the Sellers shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as Trust Depositor or the Owner Trustee may reasonably request to perfect and protect the Owner Trustee's ownership interest in the Trust against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.


     Section 4.03. Name Change or Relocation. (a) During the term of this Agreement, no Seller shall change its name, identity or structure or relocate its chief executive office, or relocate or establish a new location where Contract Files are maintained, without first giving at least 30 days' prior written notice to Trust Depositor and to the Trustees.

     (b) If any change in a Seller's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the respective Seller, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trustees' interests in the Trust Assets and proceeds thereof. In addition, each Seller shall not change its place of business or its chief executive office (within the meaning of Article 9 of the UCC) from the location specified in Section 7.06 below, or relocate or establish a location where it maintains Contract Files which is other than one of the UCC Filing Locations unless it has first taken such action as is advisable or necessary to preserve and protect the Issuer's and Trustees' interest in the Contract Assets. Promptly after taking any of the foregoing actions, each Seller shall deliver to Trust Depositor and the Trustees an opinion of counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trustees in the Contract Assets have been filed, and reciting the details of such filing.

     Section 4.04. Chief Executive Office. During the term of this Agreement, and subject to other terms and provisions herein relating to changes in location, each Seller will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.


     Section 4.05. Costs and Expenses. The Sellers jointly and severally agree to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of (i) Trust Depositor's and the Trustees' right, title and interest in and to the Contract Assets (including, without limitation, the security interest in the Equipment related thereto) and (ii) the security interests provided for in the Indenture.


     Section 4.06. Sale Treatment. Each Seller and Trust Depositor shall treat the transfer of Contract Assets made hereunder for all purposes (including financial accounting purposes) as a sale and purchase on all of its relevant books, records, financial statements and other applicable documents. Not withstanding the preceding sentence, for federal income tax purposes the transfer of Contract Assets by the Trust Depositor hereunder shall not be treated as a sale and purchase for federal income tax purposes so long as the Trust is disregarded as a separate entity pursuant to Treasury Regulations Sections 301.7701-3(b)(i)(ii).

                                  ARTICLE V

                        REMEDIES UPON MISREPRESENTATION

     Section 5.01. Repurchases and Substitutions of Contracts for Breach of Representations and Warranties. Each Seller hereby jointly and severally agrees, for the benefit of the Trustees and the Trust Depositor, that it shall repurchase an Ineligible Contract or Excess Contract (together with all related Contract Assets), at a repurchase price equal to the Transfer Deposit Amount, not later than ninety (90) days following the date the Seller becomes aware of, or receives written notice from any Trustee, the Servicer or the Trust Depositor of, the related breach or inaccuracy or representation and which breach or inaccuracy has not otherwise been cured; provided, however, that if the Seller is able to effect a substitution for any such Ineligible Contract or Excess Contract in compliance with Section 2.04, the Seller may, in lieu of repurchasing such Contract, effect a substitution for such affected Contract with a Substitute Contract not later than the date a repurchase of such affected Contract would be required hereunder; provided further, that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract, the Sellers may select Contracts (without adverse selection) to repurchase or substitute for such that had such Contracts not been reconveyed by Trust Depositor and included as part of the Trust there would have been no breach of such representation or warranty.

     Section 5.02. Sellers' Repurchase Option. On written notice to the Owner Trustee and the Indenture Trustee at least 20 days prior to a Distribution Date,, and provided that the ADCB of all Contracts in the Contract Pool is then less than 10% of the ADCB of such Contracts as of the Initial Cutoff Date, the Sellers, through the Trust Depositor, may (but are not required to) repurchase from the Trust Depositor on that Distribution Date all outstanding Contracts at a price equal to the aggregate outstanding Principal Amount of the Securities (other than the Class D Certificates) as of the current Distribution Date thereon, the amount of unreimbursed Servicer Advances (if any) as well as accrued and unpaid monthly Servicing Fees to the date of such repurchase. Such price is to be deposited in the Collection Account one Business Day before such Distribution Date, against the Owner Trustee's and Indenture Trustee's and Trust Depositor's release of the Contracts and the Contract Files to the Sellers.

     Section 5.03. Reassignment of Repurchased or Substituted Contracts. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the repurchase price as described in Section 5.01 or 5.02 (or upon the Subsequent Transfer Date related to a Substitute Contract described in Section 5.01), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit G, the Trust Depositor shall assign to the original applicable Seller all of the Trust Depositor's right, title and interest in the repurchased or substituted Contract and related Trust Assets, in each case received from the Trust and the Indenture Trustee in accordance with Section
7.07 of the Sale and Servicing Agreement, without recourse, representation or warranty.

                                   ARTICLE VI

                                  INDEMNITIES

     Section 6.01. Sellers Indemnification. The Sellers will jointly and severally defend and indemnify Trust Depositor, the Trust, the Trustees, any agents of the Trustees and the Certificateholders and Noteholders against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from (i) this Agreement or the use, ownership or operation of any Equipment by the respective Seller or the Servicer or any Affiliate of either, (ii) any representation or warranty or covenant made by the respective Seller in this Agreement being untrue or incorrect (subject to the second sentence of the preamble to Article III of this Agreement above), and
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or in any amendment thereto or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in conformity with information furnished to Trust Depositor by the Sellers specifically for use therein. Notwithstanding any other provision of this Agreement, the obligation of the Sellers under this Section 6.01 shall not terminate upon a Service Transfer pursuant to Article VIII of the Sale and Servicing Agreement and shall survive any termination of that agreement or this Agreement.

     Section 6.02. Liabilities to Obligors. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trustees, the Trust, the Noteholders or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby.

     Section 6.03. Tax Indemnification. The Sellers jointly and severally agree to pay, and to indemnify, defend and hold harmless the Trust Depositor, the Trust, the Trustees, the Noteholders or the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to Trust Depositor hereunder and the concurrent reconveyance to the Trust and the further pledge by the Trust to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Notes and Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by a Seller or the Servicer under this Agreement or the Sale and Servicing Agreement or imposed against the Trust, a Noteholder, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Sellers under this Section 6.03 shall not terminate upon a Service Transfer pursuant to Article VIII of the Sale and Servicing Agreement and shall survive any termination of this Agreement.

     Section 6.04. Adjustments. The Sellers jointly and severally agree that, with respect to each Contract (i) which provides for a Prepayment Amount less than the amount calculated in accordance with the definition thereof and
(ii) as to which the related Vendor has not agreed to indemnify the Trust Depositor or any assignee of the Trust Depositor in an amount at least equal to the excess of the "Prepayment Amount" as calculated in accordance with the definition thereof over the amount otherwise payable upon prepayment of such Contract, the Sellers shall indemnify the Trust depositor or the Trust as assignee thereof, in an amount equal to the amount specified in the foregoing clause (ii).

     The Sellers hereby agree that if, with respect to any Lease with Lessees that are governmental entities or municipalities, (i) such Lease may be canceled in accordance with its terms and (ii) the Vendor that assigned such Lease to the respective Seller is not unconditionally obligated to repurchase such Lease from the Sellers for a purchase price not less than the Discounted Contract Balance of such Lease as of the date of repurchase (assuming that the interest rate to be applied in calculating the Discounted Contract Balance of such Lease is the Discount Rate on the date of repurchase) plus interest at the Discount Rate through the date of repurchase (such amount, the "Required Lease Cancellation Payment") then the respective Seller shall indemnify the Trust Depositor or the Trust as assignee thereof against such cancellation in an amount equal to the difference between the amount, if any, received from the related Vendor and the Required Lease Cancellation Payment.

     Section 6.05.  Operation of Indemnities.  Indemnification under this
Article VI shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If a Seller has made any indemnity payments to Trust Depositor or the Trustees pursuant to this Article VI and Trust Depositor or the Trustees thereafter collects any of such amounts from others, Trust Depositor or the Trustees will repay such amounts collected to the respective Seller's, except that any payments received by Trust Depositor or the Trustees from an insurance provider as a result of the events under which the respective Seller's indemnity payments arose shall be repaid prior to any repayment of the Sellers' indemnity payment.


                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 7.01. Prohibited Transactions with Respect to the Trust. The Sellers shall not:

          (a) Provide credit to any Noteholder or Certificateholder for the purpose of enabling such Noteholder or Certificateholder to purchase Notes or Certificates, respectively;

     (b) Purchase any Notes or Certificates in an agency or trustee capacity; or

     (c) Except in its capacity as Servicer as provided in the Sale and Servicing Agreement, lend any money to the Trust.

     Section 7.02. Merger or Consolidation. (a) Except as otherwise provided in this Section 7.02, the Sellers will keep in full force and effect its existence, rights and franchises as Delaware corporations, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Contracts and to perform its duties under this Agreement.

     (b) Any person into which the Sellers may be merged or consolidated, or any corporation resulting from such merger or consolidation to which the Sellers are a party, or any person succeeding to the business of the Sellers, shall be the successor to the Sellers hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (c) Upon the merger or consolidation of the Sellers as described in this
Section 7.02, the Sellers shall provide Fitch and Moody's notice of such merger or consolidation within thirty (30) days after completion of the same.


     Section 7.03. Termination. This Agreement shall terminate (after distribution of all amounts distributable pursuant to Section 7.05 of the Sale and Servicing Agreement) on the Distribution Date on which the principal balance of the Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes, Class D Notes and the Certificates is reduced to zero; provided, that the Sellers' representations and warranties and indemnities by each respective Seller shall survive termination.


     Section 7.04. Assignment or Delegation by the Sellers. Except as specifically authorized hereunder, the Sellers may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Trust Depositor and the Trustees, and any attempt to do so without such consent shall be void.

     Section 7.05. Amendment. (a) This Agreement may be amended from time to time by the Sellers and Trust Depositor, with notice to the Rating Agencies, but without the consent of the Trustees or any of the Noteholders or Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an opinion of Counsel for the Sellers acceptable to the Trustees, adversely affect the interests of any Noteholder or Certificateholder.


     (b) This Agreement may also be amended from time to time by the Sellers and Trust Depositor, with consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Trustees for the benefit of Noteholders or Certificateholders; provided, however, that no such amendment or waiver shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all affected Securities then outstanding.


     (c) Promptly after the execution of any amendment or consent pursuant to this Section 7.05, Trust Depositor shall furnish written notification of the substance of such amendment and a copy of such amendment to each Trustee, Moody's and Fitch.

     (d) It shall not be necessary for the consent of Noteholders or Certificateholders under this Section 7.05 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Trustees may prescribe.

     (e) Upon the execution of any amendment or consent pursuant to this
Section 7.05, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.

     Section 7.06. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:


                    (i)      If to the Sellers:

                             Heller Financial, Inc.
                             500 West Monroe Street
                             Chicago, Illinois 60661
                             Telecopier No.:

                             Heller Financial Leasing, Inc.
                             [500 West Monroe Street]
                             [Chicago, Illinois 60661]
                             Telecopier No.:

                    (ii)     If to the Trust Depositor:

                             Heller  Funding Corporation
                             500 West Monroe Street
                             Chicago, Illinois 60661
                             Telecopier No.:

                    (iii)    If to the Indenture Trustee:

                             [________________________]
                             [________________________]
                             [________________________]
                             [________________________]
                             Attention:  [________________________]
                             Telecopier No.:  [________________________]


                    (iv)     If to the Owner Trustee:

                             [________________________]
                             [________________________]
                             [________________________]
                             [________________________]
                             Attention:  [________________________]
                             Telecopier No.:  [________________________]

                    (v)      If to Moody's:

                             Moody's Investor's Service, Inc.
                             99 Church Street
                             New York, New York 10007
                             Attention: ABS Monitoring Department
                             Telecopier No.: (212) 553-0344

                    (vi)     If to Fitch:



                             Telecopier No.:



Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     All communications and notices pursuant hereto to a Noteholders or Certificateholder shall be in writing and delivered or mailed at the address shown in the Note Register or Certificate Register, respectively.

     Section 7.07. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

     Section 7.08. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 7.09. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

     Section 7.10.  No Bankruptcy Petition.   Each Seller covenants and agrees
that, prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding Securities, it will not institute against the Trust Depositor, or the Trust, or join any other Person in instituting against the Trust Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 7.10 will survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                 HELLER FUNDING CORPORATION


                                 By: _________________________________
                                     Printed Name:____________________
                                     Title: __________________________



                                 HELLER FINANCIAL, INC.


                                 By: _________________________________
                                     Printed Name:____________________
                                     Title:___________________________


                                 HELLER FINANCIAL LEASING, INC.


                                 By: _________________________________
                                     Printed Name:____________________
                                     Title:___________________________

                                                                       Exhibit A
                                                               Transfer and Sale
                                                                       Agreement


                              FORM OF ASSIGNMENT

     In accordance with the Transfer and Sale Agreement (the "Agreement") dated as of August 1, 1997 made by and between the undersigned, as thereunder ("Sellers"), and [________________________], a Delaware corporation and wholly-owned subsidiary of Heller Financial, Inc. ("Trust Depositor"), as purchaser thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to Trust Depositor all its right, title and interest in and to:

          (i) the Initial Contracts, and all monies due or to become due in payment of such Contracts on and after the Initial Cutoff Date, any Prepayment Amounts, any payments in respect of a casualty or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the related Cutoff Date and any Excluded Amounts;


          (ii) the Equipment related to such Contracts and, in the case of any Vendor Loans, related Applicable Security, including all proceeds from any sale or other disposition of such Equipment (but subject to the exclusion and release in the Agreement of the Excluded Amounts);

          (iii)  the Contract Files;

          (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder under any Program Agreements or Vendor Agreements with the related Seller and under any guarantee or similar credit enhancement with respect to such Contracts;

          (v)    all Insurance Proceeds with respect to each such Contract; and

          (vi) all income from and proceeds of the foregoing; provided, that the property described above shall not include any Residual Investment.

     This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in Article III of the Agreement and no others. Capitalized terms used in this Assignment and not defined shall have the same meanings as such terms would have if used in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ___ day of August, 1997.

                                       HELLER FINANCIAL, INC.



                                       By:_____________________________________
                                          Printed Name:________________________
                                          Title:_______________________________


                                       HELLER FINANCIAL LEASING, INC.



                                       By:_____________________________________
                                          Printed Name:________________________
                                          Title:_______________________________

                                                                       Exhibit B
                                                               Transfer and Sale
                                                                       Agreement


                     FORM OF SUBSEQUENT PURCHASE AGREEMENT


                                   (to come)